                                                                   EXHIBIT 32(b)

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

            In connection with the Quarterly Report on Form 10-Q of Navarre Corporation (the "Company") for the period ended December 31, 2004, as filed with the Securities and Exchange Commission on February 12, 2005 (the "Quarterly Report"), I, James Gilbertson, Vice President and Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1. The Quarterly Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

      2. The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the end of and for the period covered by the Quarterly Report.

February 14, 2005                                  By    /s/ James Gilbertson
                                                   -----------------------------
                                                   James Gilbertson
                                                   Vice President and
                                                   Chief Financial Officer

                                       4